SUPPLEMENT DATED NOVEMBER 1, 2024

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS

DATED OCTOBER 15, 2024

FOR QQQ® Plus Bond Alpha Portfolio

This supplement revises the Pacific Select Fund Summary Prospectus dated October 15, 2024 for QQQ Plus Bond Alpha Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the first sentence of the first paragraph is deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in a combination of (1) derivatives that provide exposure to the Nasdaq-100 Index® and/or the Nasdaq-100 Total Return® Index (the “Nasdaq-100 Indices”) and (2) bonds.

Also in the Principal Investment Strategies subsection, the third paragraph is deleted and replaced with the following:

The term “QQQ” in the Fund’s name refers to derivative investments used to gain exposure to the Nasdaq-100 Indices, large-cap growth equity indices designed to track the performance of 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market® based upon market capitalization.

In the Principal Risks subsection, the following Underlying Fund Risk is added after Active Management Risk:

•	Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.